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FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2010
Presidential Life Corporation

Delaware	0-5486	13-2652144
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

69 Lydecker Street, Nyack, New York	10960
(Address of principal executive offices)	(Zip Code)

(845) 358-23000
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2010, Herbert Kurz, a director of Presidential Life Corporation (the “Company”) informed the Company that he is resigning as a director of the Company, effective immediately.

A copy of Mr. Kurz’s letter to the Company is attached hereto as exhibit 99.1 and is incorporated by reference into this Item 5.02.

Item 9.01    Financial Statements and Exhibits

(d)           Exhibits:

99.1	Letter from Herbert Kurz, dated June 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDENTIAL LIFE CORPORATION

Date: June 10, 2010	By:	/s/ Donald L. Barnes
Name: Donald L. Barnes
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit

99.1	Letter from Herbert Kurz, dated June 8, 2010.